                                                                 Exhibit 3(o)

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND
                         DRESDNER RCM GLOBAL FUNDS, INC.
                           DRESDNER RCM INTERNET FUND
                                     CLASS N
                               (Par Value $0.0001)

THIS CERTIFIES THAT _______________________ IS THE REGISTERED HOLDER OF _________________________ SHARES OF THE DRESDNER RCM INTERNET FUND CLASS N of common stock of DRESDNER RCM GLOBAL FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

         IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS ___________________ DAY OF __________________________ AD.__________________


     ---------------------                       -------------------------------
     Secretary                                   President

     SHARES                     Par Value                                   Each
                                 $0.0001


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

                                                                   Exhibit 3(o)


                                   CERTIFICATE
                                       FOR
                                     SHARES

                           DRESDNER RCM INTERNET FUND
                           Class N of Common Stock of
                         DRESDNER RCM GLOBAL FUNDS, INC.

                      ISSUED TO:_________________________________

                      DATED:_____________________________________

              THIS CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, _________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO____________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT__________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED___________________

In presence of ____________________________


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